UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

S&P 500® GEAREDSM FUND INC.

DEFINED STRATEGY FUND INC.

S&P 500® COVERED CALL FUND INC.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

ENHANCED S&P 500® COVERED CALL FUND INC.

SMALL CAP PREMIUM & DIVIDEND INCOME FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

MLP & STRATEGIC EQUITY FUND INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IQ Funds

INBOUND SCRIPT

April 24, 2009

866-615-7262

INBOUND SCRIPT

Thank you for calling the Proxy Services Center for the IQ Funds. My name is <agent name> and this call is being recorded for quality assurance. How may I assist you today?

If the stockholder has questions about the materials:

Would you like me to review the proposals with you?

If the stockholder is asking what the board recommends:

Your Fund’s Board unanimously recommends that stockholders vote in favor of the proposals outlined in the proxy statement.

If the stockholder requests that we take their vote:

I am unable to process your vote however, after reading the proxy statement, you may cast your vote through any one of the following methods:

1.	You may log on to www.proxyvote.com and follow the instructions provided on the web site. You will need the 12-Digit control number which can be found on the Notice you received by mail.

2.	You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Thank you for your time today, and have a wonderful day/evening.

INBOUND—CLOSED RECORDING

Thank you for calling the Proxy Services Center for the IQ Funds. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00 AM to 6:00 PM Eastern Time. Thank you.

INBOUND—CALL IN QUEUE MESSAGE

Thank you for calling the Proxy Services Center for the IQ Funds. Our proxy specialists are currently assisting other stockholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE

Thank you for calling the Proxy Services Center for the IQ Funds. The Stockholder meeting has been held and as a result, this toll free number is no longer in service for proxy related stockholder calls. If you have questions about your IQ Funds please contact your Financial Advisor or call the IQ Funds at 1-877-449-4742. Thank you for investing in the IQ Funds.